UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2012

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3301 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 23, 2012, MoSys, Inc. (“MoSys”) entered into an asset purchase agreement (the “Agreement’) with Synopsys, Inc. and  MiniC LLC, a wholly owned subsidiary of Synopsys, Inc. (together, “Synopsys”) pursuant to which MoSys sold a portion of its intellectual property pertaining to high-speed serial interface technology (“SerDes Technology”) for $4,250,000.  Under the Agreement, MoSys retained a license to the SerDes Technology to cover its Bandwidth Engine integrated circuit products and existing licensees.  However, the agreement limits MoSys’ rights to grant new licenses for SerDes Technology that performs at speeds between 6.5 gigabits per second and 12.5 gigabits per second.  In addition, MoSys will also provide certain technology transfer support services to Synopsys, and fifteen employees of MoSys’ India subsidiary accepted employment with a subsidiary of Synopsys.

Under the Agreement, at closing, Synopsys paid $2,370,000 and agreed to pay an additional $1,880,000 (“the Holdback”) to MoSys, contingent upon MoSys providing technology transfer support services to Synopsys and the achievement of certain contractually agreed-upon development milestones.  A portion of the Holdback is reserved for any costs related to indemnification claims that may arise during the 12 month period following the Agreement date.  In addition, under the Agreement, MoSys agreed to indemnify Synopsys from any losses incurred relating to MoSys’ breach of representations and warranties, failure to perform certain covenants, fraudulent acts, or claims and losses arising from certain events, which may include, for example, losses arising from litigation.  In certain cases, MoSys’ potential liability for these indemnification obligations may exceed the Holdback and be in excess of the total purchase price.

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which include, without limitation, statements about our strategy and expected financial performance. Any statements about our business, financial results and operations contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” or similar expressions are intended to identify forward-looking statements. Our actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the risk factors disclosed under Item 1A of our annual report on Form 10-K for the year ended December 31, 2011 and subsequent quarterly reports on Form 10-Q. We undertake no obligation to update publicly any forward-looking statements for any reason, except as required by law, even as new information becomes available or events occur in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: March 23, 2012	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer